                                                                      Exhibit 24
                                                                      ----------
                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENT, that each of the undersigned Directors of Rubbermaid Incorporated (the "Registrant"), a corporation organized and existing under the laws of the State of Ohio, hereby constitute and appoint Wolfgang R. Schmitt, George C. Weigand and James A. Morgan, and each of them a true and lawful attorney-in-fact in their name, place and stead with full power of substitution, to sign, in their name as a Director of the Registrant, the Registrant's Form 10-K Report for the fiscal year ended December 31, 1995, which will be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto.


/s/ Tom H. Barrett, Director                     /s/ Robert M. Gerrity
----------------------------                     ----------------------------
Tom H. Barrett, Director                         Robert M. Gerrity, Director

Date:  February 29, 1996                         Date:  February 29, 1996
       ---------------------                            ---------------------


/s/ Charles A. Carroll                           /s/ Karen N. Horn
----------------------------                     ----------------------------
Charles A. Carroll, Director                     Karen N. Horn, Director

Date:  February 29, 1996                         Date:  February 29, 1996
       ---------------------                            ---------------------


/s/ Paul G. Schloemer                            /s/ William D. Marohn
----------------------------                     ----------------------------
Paul G. Schloemer, Director                      William D. Marohn, Director

Date:  February 29, 1996                         Date:  February 29, 1996
       ---------------------                            ---------------------


/s/ Robert O. Ebert                              /s/ Steven A. Minter
----------------------------                     ----------------------------
Robert O. Ebert, Director                        Steven A. Minter, Director

Date:  February 29, 1996                         Date:  February 29, 1996
       ---------------------                            ---------------------


/s/ Stanley C. Gault                             /s/ Jan Nicholson
----------------------------                     ----------------------------
Stanley C. Gault, Director                       Jan Nicholson, Director

Date:  February 29, 1996                         Date:  February 29, 1996
       ---------------------                            ---------------------


                             /s/ Gordon R. Sullivan
                             ----------------------------
                             Gordon R. Sullivan, Director

                             Date: February 29, 1996
                                   ----------------------